EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:	For Release - July 22, 2010
J. Downey Bridgwater, Chairman, President and Chief Executive Officer, (713) 507-2670 Zach L. Wasson, Executive Vice President and Chief Financial Officer, (713) 507-1297

STERLING BANCSHARES REPORTS SECOND QUARTER 2010 RESULTS

HOUSTON, TX, July 22, 2010 – Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported net income of $596 thousand, or $0.01 per diluted common share, for the second quarter ended June 30, 2010, compared to net income of $2.6 million for the second quarter of 2009.

Key items and metrics for the quarter include the following:

•	Noninterest-bearing deposits increased $99 million or 8.5% linked-quarter and $139 million or 12.3% compared to June 30, 2009;
•	Average loan to deposit ratio was 73.4% for the second quarter of 2010, down from 91.8% for the same quarter in 2009;
•
Total period-end loans decreased $115 million or 3.7% linked-quarter and $540 million or 15.3% compared to June 30, 2009, due to reductions in the energy, commercial real estate, and construction and development loan portfolios; and

•	Period-end allowance for credit losses to period-end loans increased to 2.75% at June 30, 2010, from 2.39% at December 31, 2009, and from 1.53% at June 30, 2009.

“We continue to see incremental improvement in key economic indicators that lead us to believe the worst of the recession is behind us,” commented J. Downey Bridgwater, Sterling’s Chairman, President, and Chief Executive Officer.  “As anticipated, during the quarter we experienced a migration of certain commercial real estate loans to nonperforming status.  Apart from the increase in nonperforming loans, we began to see improvements in our credit quality with past due loans decreasing $27 million, a reduction of $30 million in potential problem loans as well as a decrease in net charge-offs linked-quarter. ”

Average total loans decreased $142 million or 4.5% on a linked-quarter basis to $3.1 billion at June 30, 2010, and decreased $590 million or 16.2% since June 30, 2009.  The decline in loans during the second quarter of 2010, was primarily due to principal reductions in energy loans.

On average, total deposits were $4.2 billion for the second quarter of 2010, an increase of $96.7 million or 9.5% linked-quarter annualized and $192 million or 4.8% compared to the second quarter of 2009.  Deposit growth was due to an increase in noninterest-bearing deposits of $52.6 million or 18.4% linked-quarter annualized and $80.1 million or 7.2% compared to the second quarter of 2009.   Due to continued growth in core deposits, the Company was able to reduce higher costing brokered certificate of deposits by $14.5 million linked-quarter and $89.0 million compared to the second quarter of 2009.

At June 30, 2010, nonperforming assets were $184 million or 3.63% of total assets, compared to $153 million or 3.04% at March 31, 2010.  The increase in nonperforming loans was primarily due to certain nonowner-occupied commercial real estate loans which migrated to nonperforming status during the second quarter of 2010.  Potential problem loans were $142 million at June 30, 2010, a decrease of $29.9 million or 17.4% linked-quarter.  Past due loans were $19.3 million at June 30, 2010, a decrease of $27.1 million compared to the prior quarter.

Sterling Bancshares, Inc., News Release
July 22, 2010

At June 30, 2010, the total allowance for credit losses was $82.5 million or 2.75% of period-end total loans, up from $77.6 million or 2.39% of period-end total loans at December 31, 2009, and up from $54.2 million or 1.53% of period-end total loans at June 30, 2009.

Net charge-offs for the second quarter of 2010 were $6.3 million or 0.83% of average total loans, compared to $21.0 million or 2.67% of average total loans for the first quarter of 2010.

Tax-equivalent net interest income for the second quarter of 2010, was $43.3 million, down $1.2 million on a linked-quarter basis. Tax-equivalent net interest margin was 3.74% for the second quarter of 2010, down 28 basis points from 4.02% for the first quarter of 2010.  Net interest income and margin during the second quarter of 2010, were negatively impacted by an increase in lower yielding interest-earning cash and an increase in nonperforming assets.

Noninterest income for the second quarter of 2010, increased $2.0 million on a linked-quarter basis.  This increase in noninterest income was due to a decrease in losses on loans classified as held for sale.  During the second quarter of 2010, the Company recorded losses on loans classified as held for sale of $418 thousand compared to $2.6 million in losses during the first quarter of 2010.

Total noninterest expense for the second quarter of 2010, increased $1.9 million on a linked-quarter basis.  The increase in noninterest expense on a linked-quarter basis was due to write-downs on certain properties classified as other real estate owned.

As of June 30, 2010, Sterling had total assets of $5.1 billion, total loans of $3.0 billion and total deposits of $4.2 billion.  Shareholders’ equity of $624 million at June 30, 2010, was 12.3% of total assets.  Book value per common share at period-end was $6.13.

Conference Call
Management of Sterling will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Thursday, July 22, 2010 at 11:00 a.m. Eastern Time.  To participate, visit the Investor Relations section of the Company’s web site at http://www.banksterling.com or call (612) 288-0329.  An audio archive of the call will also be available on the web site beginning Friday, July 23, 2010.

A telephone replay of the conference call will be available beginning Thursday, July 22, 2010 at 12:00 p.m. until Thursday, July 29, 2010 at 11:59 p.m. Central Time by dialing (800) 475-6701. The access code for the replay is 163126.

Forward-Looking Statements
This news release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared.  The Company does not assume any obligation to update the forward-looking statements.  There are several factors, many beyond the Company’s control, that could cause results to differ significantly from expectations including:  adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes; competitive influences on product pricing; the ability to integrate acquisitions and realize expected cost savings and revenue enhancements; effects of changes in interest rates on net interest margin; and changes in federal and state regulations and laws.  Additional factors can be found in the Company's 2009 Annual Report on Form 10-K which has been filed with the Securities and Exchange Commission and is available at the Securities and Exchange Commission’s web site (www.sec.gov).

Sterling Bancshares, Inc., News Release
July 22, 2010

About Sterling Bancshares
Sterling Bancshares, Inc. is a Houston-based bank holding company with total assets of $5.1 billion, which operates 57 banking centers in the greater metropolitan areas of Houston, San Antonio, Dallas and Fort Worth, Texas. The Company’s common stock is traded through the NASDAQ Global Select Market under the symbol “SBIB”.  For more information on Sterling Bancshares, please visit the Company’s web site at http://www.banksterling.com.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended			Year-to-Date
	Jun. 30,	Mar. 31,	Jun. 30,
	2010	2010	2009	2010	2009
Profitability
Net income (loss)	$596	$(6,248)	$2,607	$(5,652)	$10,014
Net income (loss) available to common shareholders	$596	$(6,248)	$(4,851)	$(5,652)	$672

Earnings (loss) per common share (1)
Basic	$0.01	$(0.07)	$(0.06)	$(0.06)	$0.01
Diluted	$0.01	$(0.07)	$(0.06)	$(0.06)	$0.01

Return on average common equity (2)	0.38%	(4.41)%	(3.46)%	(1.90)%	0.25%
Return on average assets (2)	0.05%	(0.51)%	0.21%	(0.23)%	0.40%

Tax equivalent net interest margin (3)	3.74%	4.02%	4.33%	3.88%	4.32%

Efficiency Ratio (4):
Consolidated	78.77%	76.30%	70.54%	77.54%	68.33%
Sterling Bank	76.40%	73.60%	68.37%	75.01%	66.27%

Liquidity and Capital Ratios
Average loans to average deposits	73.39%	78.64%	91.81%	75.97%	94.95%
Period-end stockholders' equity to total assets	12.30%	12.28%	11.61%	12.30%	11.61%
Average stockholders' equity to average assets	12.28%	11.63%	12.14%	11.96%	12.48%
Period-end tangible capital to total tangible assets	9.01%	8.96%	8.13%	9.01%	8.13%
Tier 1 capital to risk-weighted assets	14.45%	14.08%	11.27%	14.45%	11.27%
Total capital to risk-weighted assets	17.04%	16.92%	13.92%	17.04%	13.92%
Tier 1 leverage ratio (Tier 1 capital to average assets)	10.32%	10.64%	9.42%	10.32%	9.42%

Other Data
Shares used in computing earnings (loss) per common share
Basic shares	101,898	88,483	77,894	95,227	75,602
Diluted shares	102,144	88,483	77,894	95,227	75,862
End of period common shares outstanding	101,927	101,877	81,685	101,927	81,685

Book value per common share at period-end	$6.13	$6.08	$6.98	$6.13	$6.98
Cash dividends paid per common share	$0.015	$0.015	$0.055	$0.030	$0.110
Common stock dividend payout ratio	256.65%	(19.66)%	154.89%	(48.80)%	80.61%
Full-time equivalent employees	991	1,004	1,038	991	1,038
Number of banking centers	57	58	61	57	61

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009
ASSETS
Cash and cash equivalents	$359,388	$361,199	$246,215	$158,114	$74,736
Available-for-sale securities, at fair value	1,069,964	920,082	846,216	836,521	766,536
Held-to-maturity securities, at amortized cost	280,658	267,503	222,845	162,990	163,611

Loans held for sale	6,509	18,055	11,778	38,187	1,642
Loans held for investment	2,992,370	3,096,261	3,233,273	3,312,520	3,537,221
Total loans	2,998,879	3,114,316	3,245,051	3,350,707	3,538,863
Allowance for loan losses	(80,983)	(76,646)	(74,732)	(70,059)	(53,075)
Loans, net	2,917,896	3,037,670	3,170,319	3,280,648	3,485,788

Premises and equipment, net	47,812	47,396	48,816	49,128	50,272
Real estate acquired by foreclosure	18,151	17,282	16,763	11,674	8,095
Goodwill	173,210	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	10,540	11,077	11,626	12,179	12,744
Accrued interest receivable	14,951	15,462	16,502	16,142	18,189
Other assets	183,429	192,498	184,536	158,912	159,186
TOTAL ASSETS	$5,075,999	$5,043,379	$4,937,048	$4,859,518	$4,912,367

LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,266,781	$1,167,602	$1,144,133	$1,094,346	$1,127,717
Interest-bearing demand	1,962,854	2,031,399	2,004,539	1,874,746	1,670,437
Certificates and other time	921,495	925,427	946,279	1,038,362	1,160,081
Total deposits	4,151,130	4,124,428	4,094,951	4,007,454	3,958,235
Other borrowed funds	100,770	99,012	97,245	99,486	176,631
Subordinated debt	78,247	77,737	77,338	77,616	77,028
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	38,722	39,944	44,247	46,716	47,631
Total liabilities	4,451,603	4,423,855	4,396,515	4,314,006	4,342,259

COMMITMENTS AND CONTINGENCIES	-	-	-	-	-

SHAREHOLDERS' EQUITY
Common stock	103,795	103,745	83,721	83,622	83,552
Capital surplus	238,186	237,439	170,848	171,955	170,708
Retained earnings	287,503	288,436	295,909	295,401	324,619
Treasury stock	(21,399)	(21,399)	(21,399)	(21,399)	(21,399)
Accumulated other comprehensive income, net of tax	16,311	11,303	11,454	15,933	12,628
Total shareholders' equity	624,396	619,524	540,533	545,512	570,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$5,075,999	$5,043,379	$4,937,048	$4,859,518	$4,912,367

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended					Year-to-Date
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009	2010	2009
Interest income:
Loans, including fees	$42,087	$43,649	$46,876	$49,658	$51,691	$85,736	$104,691
Securities:
Taxable	9,602	9,117	9,758	9,286	8,815	18,719	17,373
Non-taxable	915	925	929	897	890	1,840	1,790
Deposits in financial institutions	231	115	90	64	-	346	-
Other interest-earning assets	3	1	19	29	26	4	32
Total interest income	52,838	53,807	57,672	59,934	61,422	106,645	123,886

Interest expense:
Demand and savings deposits	4,319	4,212	4,243	4,403	3,886	8,531	7,378
Certificates and other time deposits	3,159	3,352	4,577	5,504	6,503	6,511	13,970
Other borrowed funds	768	448	314	346	425	1,216	1,237
Subordinated debt	705	687	713	748	885	1,392	1,864
Junior subordinated debt	1,040	1,028	1,045	1,082	1,155	2,068	2,359
Total interest expense	9,991	9,727	10,892	12,083	12,854	19,718	26,808
Net interest income	42,847	44,080	46,780	47,851	48,568	86,927	97,078
Provision for credit losses	9,336	22,936	11,000	56,131	11,500	32,272	20,500
Net interest income (loss) after provision for credit losses	33,511	21,144	35,780	(8,280)	37,068	54,655	76,578

Noninterest income:
Customer service fees	3,591	3,488	3,722	3,845	3,752	7,079	7,864
Net gain (loss) on securities	17	20	(1,823)	4	(2)	37	13
Wealth management fees	2,102	2,098	2,049	1,862	1,840	4,200	4,042
Other	2,815	931	1,543	3,402	4,903	3,746	9,372
Total noninterest income	8,525	6,537	5,491	9,113	10,493	15,062	21,291

Noninterest expense:
Salaries and employee benefits	20,453	20,503	19,496	21,005	24,152	40,956	46,429
Occupancy	5,709	5,790	5,822	5,967	6,168	11,499	12,037
Technology	2,332	2,417	2,375	2,495	2,475	4,749	4,980
Professional fees	1,372	2,005	1,283	1,065	1,157	3,377	2,354
Postage, delivery and supplies	719	708	685	700	760	1,427	1,481
Marketing	271	269	443	557	499	540	930
Core deposits and other intangibles amortization	537	549	552	565	565	1,086	1,130
Acquisition costs	-	-	980	154	-	-	-
FDIC insurance assessments	2,438	2,547	1,856	1,741	4,001	4,985	5,233
Other	6,975	4,165	5,998	5,826	4,244	11,140	9,045
Total noninterest expense	40,806	38,953	39,490	40,075	44,021	79,759	83,619

Income (loss) before income taxes	1,230	(11,272)	1,781	(39,242)	3,540	(10,042)	14,250
Income tax provision (benefit)	634	(5,024)	45	(14,518)	933	(4,390)	4,236
Net income (loss)	$596	$(6,248)	$1,736	$(24,724)	$2,607	$(5,652)	$10,014
Preferred stock dividends	-	-	-	-	7,458	-	9,342
Net income (loss) applicable to common shareholders	$596	$(6,248)	$1,736	$(24,724)	$(4,851)	$(5,652)	$672

Earnings (loss) per common share (1):
Basic	$0.01	$(0.07)	$0.02	$(0.30)	$(0.06)	$(0.06)	$0.01
Diluted	$0.01	$(0.07)	$0.02	$(0.30)	$(0.06)	$(0.06)	$0.01

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Jun. 30,			Mar. 31,
	2010			2010
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$11,454	$54	1.90%	$13,572	$47	1.40%
Loans held for investment:
Taxable	3,036,770	41,994	5.55%	3,176,511	43,560	5.56%
Non-taxable (3)	4,260	57	5.34%	4,834	62	5.19%
Securities:
Taxable	1,125,517	9,602	3.42%	1,000,917	9,117	3.69%
Non-taxable (3)	100,192	1,347	5.39%	101,443	1,362	5.44%
Deposits in financial institutions	362,429	231	0.26%	194,104	115	0.24%
Other interest-earning assets	840	3	1.27%	2,418	1	0.17%
Total interest-earning assets	4,641,462	53,288	4.60%	4,493,799	54,264	4.90%
Noninterest-earning assets	444,933			443,748
Total Assets	$5,086,395			$4,937,547

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,027,133	$4,319	0.85%	$1,993,546	$4,212	0.86%
Certificates and other time	934,941	3,159	1.36%	924,473	3,352	1.47%
Other borrowed funds	100,976	768	3.05%	99,884	448	1.82%
Subordinated debt	77,831	705	3.63%	77,724	687	3.59%
Junior subordinated debt	82,734	1,040	5.04%	82,734	1,028	5.04%
Total interest-bearing liabilities	3,223,615	9,991	1.24%	3,178,361	9,727	1.24%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,238,352			1,184,970
Shareholders' equity	624,428			574,216
Total Liabilities and Shareholders' Equity	$5,086,395			$4,937,547

Tax Equivalent Net Interest Income and Margin (3)		43,297	3.74%		44,537	4.02%

Non-GAAP to GAAP Reconciliation:
Tax Equivalent Adjustment:
Loans		18			20
Securities		432			437
Total tax equivalent adjustment		450			457
Net Interest Income		$42,847			$44,080

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-Date
	2010			2009
	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate
Interest-Earning Assets:
Loans held for sale	$12,507	$101	1.63%	$2,297	$66	5.77%
Loans held for investment:
Taxable	3,106,255	85,555	5.55%	3,704,239	104,512	5.69%
Non-taxable (3)	4,546	118	5.26%	5,172	165	6.44%
Securities:
Taxable	1,063,562	18,719	3.55%	735,655	17,373	4.76%
Non-taxable (3)	100,814	2,709	5.42%	96,668	2,595	5.41%
Deposits in financial institutions	278,731	346	0.25%	269	-	0.05%
Other interest-earning assets	1,623	4	0.42%	24,720	32	0.28%
Total interest-earning assets	4,568,038	107,552	4.75%	4,569,020	124,743	5.51%
Noninterest-earning assets	444,343			462,387
Total Assets	$5,012,381			$5,031,407

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$2,010,433	$8,531	0.86%	$1,620,419	$7,378	0.92%
Certificates and other time	929,735	6,511	1.41%	1,164,985	13,970	2.42%
Other borrowed funds	100,433	1,216	2.44%	290,463	1,237	0.86%
Subordinated debt	77,778	1,392	3.61%	77,760	1,864	4.83%
Junior subordinated debt	82,734	2,068	5.04%	82,734	2,359	5.75%
Total interest-bearing liabilities	3,201,113	19,718	1.24%	3,236,361	26,808	1.67%

Noninterest-bearing sources:
Noninterest-bearing liabilities	1,211,808			1,167,360
Shareholders' equity	599,460			627,686
Total Liabilities and Shareholders' Equity	$5,012,381			$5,031,407

Tax Equivalent Net Interest Income and Margin (3)		87,834	3.88%		97,935	4.32%

Non-GAAP to GAAP Reconciliation:
Tax Equivalent Adjustment:
Loans		38			52
Securities		869			805
Total tax equivalent adjustment		907			857
Net Interest Income		$86,927			$97,078

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009
Condensed Average Balance Sheet
Loans held for sale	$11,454	$13,572	$38,844	$1,607	$2,714
Loans held for investment	3,041,030	3,181,345	3,262,525	3,472,635	3,639,453
Total loans	3,052,484	3,194,917	3,301,369	3,474,242	3,642,167
Available-for-sale securities, at fair value	953,742	860,466	897,733	779,792	689,541
Held-to-maturity securities, at amortized cost	271,967	241,894	168,940	162,717	168,155
Deposits in financial institutions	362,429	194,104	163,195	106,392	281
Other interest-earning assets	840	2,418	26,825	38,419	39,534
Total interest-earning assets	4,641,462	4,493,799	4,558,062	4,561,562	4,539,678
Goodwill	173,210	173,210	173,210	173,210	173,210
Core deposits and other intangibles, net	10,800	11,340	11,890	12,463	13,028
All other noninterest-earning assets	260,923	259,198	236,710	230,667	265,404
Total Assets	$5,086,395	$4,937,547	$4,979,872	$4,977,902	$4,991,320

Noninterest-bearing demand deposits	$1,197,400	$1,144,754	$1,158,023	$1,124,076	$1,117,335
Interest-bearing deposits:
Interest-bearing demand deposits	2,027,133	1,993,546	1,946,308	1,837,612	1,674,468
Jumbo certificates of deposit	582,727	549,723	576,984	614,418	658,983
Regular certificates of deposit	233,592	241,649	264,388	287,243	308,842
Brokered certificates of deposit	118,622	133,101	166,319	182,852	207,609
Total deposits	4,159,474	4,062,773	4,112,022	4,046,201	3,967,237
Other borrowed funds	100,976	99,884	107,211	145,625	216,342
Subordinated debt	77,831	77,724	77,824	77,232	77,701
Junior subordinated debt	82,734	82,734	82,734	82,734	82,734
Accrued interest payable and other liabilities	40,952	40,216	46,348	48,480	41,548
Total liabilities	4,461,967	4,363,331	4,426,139	4,400,272	4,385,562
Common equity	624,428	574,216	553,733	577,630	561,540
Preferred equity	-	-	-	-	44,218
Total shareholders' equity	624,428	574,216	553,733	577,630	605,758
Total Liabilities and Shareholders' Equity	$5,086,395	$4,937,547	$4,979,872	$4,977,902	$4,991,320

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009
Period-end Loans:
Loans held for sale	$6,509	$18,055	$11,778	$38,187	$1,642
Loans held for investment:
Commercial and industrial	658,141	697,998	806,542	823,797	930,445
Real Estate:
Commercial	1,632,213	1,672,562	1,669,118	1,703,629	1,768,824
Construction and development	310,689	330,855	360,444	394,819	458,386
Residential mortgage	343,894	346,400	344,838	335,007	323,520
Consumer/other	47,433	48,446	52,331	55,268	56,046
Loans held for investment	2,992,370	3,096,261	3,233,273	3,312,520	3,537,221
Total period-end loans	$2,998,879	$3,114,316	$3,245,051	$3,350,707	$3,538,863

Period-End Deposits:
Noninterest-bearing demand	$1,266,781	$1,167,602	$1,144,133	$1,094,346	$1,127,717
Interest-bearing demand	1,962,854	2,031,399	2,004,539	1,874,746	1,670,437
Certificates and other time deposits:
Jumbo	587,377	560,093	549,588	594,590	644,965
Regular	231,404	234,010	252,682	273,721	306,988
Brokered	102,714	131,324	144,009	170,051	208,128
Total period-end deposits	$4,151,130	$4,124,428	$4,094,951	$4,007,454	$3,958,235

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended					Year-to-Date
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2010	2010	2009	2009	2009	2010	2009
Allowance For Credit Losses
Allowance for loan losses at beginning of period	$76,646	$74,732	$70,059	$53,075	$56,703	$74,732	$49,177
Charge-offs:
Commercial, financial and industrial	1,687	1,968	1,536	5,049	13,523	3,655	15,483
Real estate, mortgage and construction	5,786	20,214	5,448	32,464	1,903	26,000	2,341
Consumer	205	262	477	321	331	467	791
Total charge-offs	7,678	22,444	7,461	37,834	15,757	30,122	18,615
Recoveries:
Commercial, financial and industrial	433	483	536	251	286	916	926
Real estate, mortgage and construction	845	821	488	23	180	1,666	278
Consumer	51	118	110	163	163	169	257
Total Recoveries	1,329	1,422	1,134	437	629	2,751	1,461
Net charge-offs	6,349	21,022	6,327	37,397	15,128	27,371	17,154
Provision for loan losses	10,686	22,936	11,000	54,381	11,500	33,622	21,052
Allowance for loan losses at end of period	$80,983	$76,646	$74,732	$70,059	$53,075	$80,983	$53,075

Allowance for unfunded loan commitments at beginning of period	2,852	2,852	2,852	1,102	1,102	2,852	1,654
Provision for losses on unfunded loan commitments	(1,350)	-	-	1,750	-	(1,350)	(552)
Allowance for unfunded loan commitments at end of period	1,502	2,852	2,852	2,852	1,102	1,502	1,102
Total allowance for credit losses	$82,485	$79,498	$77,584	$72,911	$54,177	$82,485	$54,177

Nonperforming Assets
Nonperforming loans:
Loans held for sale	$3,491	$10,883	$9,896	$29,472	$-	$3,491	$-
Loans held for investment	162,669	125,025	92,668	65,515	114,069	162,669	114,069
Real estate acquired by foreclosure	18,151	17,282	16,763	11,674	8,095	18,151	8,095
Other repossessed assets	20	60	38	33	419	20	419
Total nonperforming assets	$184,331	$153,250	$119,365	$106,694	$122,583	$184,331	$122,583

Restructured loans - accruing	$15,001	$10,675	$69,857	$45,981	$2,828	$15,001	$2,828

Potential problem loans	$142,123	$172,020	$187,513	$131,950	$133,678	$142,123	$133,678

Accruing loans 30 to 89 days past due	$19,307	$46,410	$34,243	$23,364	$30,131	$19,307	$30,131

Accruing loans past due 90 days or more	$441	$306	$41	$681	$2,112	$441	$2,112

Ratios
Period-end allowance for credit losses to period-end loans	2.75%	2.55%	2.39%	2.18%	1.53%	2.75%	1.53%
Period-end allowance for loan losses to period-end loans	2.70%	2.46%	2.30%	2.09%	1.50%	2.70%	1.50%
Period-end allowance for loan losses to nonperforming loans	48.74%	56.40%	72.86%	73.76%	46.53%	48.74%	46.53%
Nonperforming loans to period-end loans	5.54%	4.36%	3.16%	2.83%	3.22%	5.54%	3.22%
Nonperforming assets to period-end assets	3.63%	3.04%	2.42%	2.20%	2.50%	3.63%	2.50%
Net charge-offs to average loans (2)	0.83%	2.67%	0.76%	4.27%	1.67%	1.77%	0.93%

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE

(1)
Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year.  Thus, the sum for all quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.

(3)
Taxable-equivalent basis assuming a 35% tax rate.  The Company presents net interest income on a tax-equivalent basis.  Accordingly, net interest income from tax-exempt securities and loans is presented in the net interest income results on a basis comparable to taxable securities and loans.  This non-GAAP financial measure allows management to assess the comparability of net interest income arising from both taxable and tax-exempt sources.

(4)
The efficiency ratio is calculated by dividing noninterest expense less acquisition costs and a one-time severance charge by tax equivalent basis net interest income plus noninterest income less net gain (loss) on investment securities.